UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 2, 2003

YAK COMMUNICATIONS (USA), INC.

(Exact name of registrant as specified in its charter)

Florida	0-33471	98-0203422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Town Centre Court, Suite 610 Toronto, Ontario, Canada	M1P 4X4
(Address of principal executive offices)	(Zip Code)

(416) 296-7111

(Registrant’s telephone number including area code)

Item 2. Acquisition or Disposition of Assets

As reported on a Form 8-K filed July 7, 2003, on July 2, 2003, Yak Communications (Canada) Inc., the Company’s wholly-owned subsidiary (“Yak Canada”), acquired Contour Telecom Inc. and its subsidiary, Argos Telecom Inc., from Allstream Inc., formerly AT&T Canada Corp., pursuant to the terms and conditions of a Share and Debt Purchase Agreement. The aggregate purchase price paid by Yak Canada was approximately $5,572,710 plus costs associated with the transaction of $1,258,933.

This Form 8-K/A amends the Original 8-K to include historical financial statements of Contour Telecom Inc. and its subsidiary, as required by Item 7(a) of Form 8-K, as well as certain pro forma information, as required by Item 7(b) of Form 8-K.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of the business acquired.

The audited financial statements of Contour Telecom Inc. and its subsidiary for the period ending June 30, 2003 and December 31, 2002, including the report thereon of Horwath Orenstein LLP, independent auditors. The audited financial statements of the foreign subsidiary are presented in accordance with accounting principals generally accepted in Canada that are in all material respects in accordance with generally accepted accounting principles in the United States. These financial statements are also in Canadian currency. The applicable foreign exchange rates from Canadian dollars to United States dollars are:

As at June 30, 2003	$0.74

As at December 31, 2002	$0.63

Average for the six months ended June 30, 2003	$0.69

Average for the year ended December 31, 2002	$0.64

Average for the year ended December 31, 2001	$0.65

(b)	Unaudited pro forma combined condensed consolidated financial statements.

Unaudited Pro Forma Condensed Combined Consolidated Financial Statements of the Company and Contour Telecom, Inc. and its subsidiary as of March 31, 2003

(c)	Exhibits

Exhibit 23.1	Consent of Horwath Orenstein LLP.

Exhibit 99.1	Share and Debt Purchase Agreement, dated as of May 5, 2003, by and among Yak Communications (Canada) Inc., AT&T Canada Corp. and AT&T Canada Ltd. is incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2003.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAK COMMUNICATIONS (USA), INC.

September 15, 2003	By	/s/ Charles Zwebner
Charles Zwebner, President, Chief Executive Officer and Chief Financial Officer

3

CONSOLIDATED

FINANCIAL STATEMENTS

(Expressed in Canadian dollars)

CONTOUR TELECOM INC. AND SUBSIDIARY

For the periods ending June 30, 2003, and December 31, 2002

AUDITORS’ REPORT

To the Shareholder of

    Contour Telecom Inc. and Subsidiary

We have audited the accompanying consolidated balance sheets of Contour Telecom Inc. and Subsidiary (“the Company”) as at June 30, 2003 and December 31, 2002, and the consolidated statements of income, deficit and cash flows for the six months ended June 30, 2003, and the years ended December 31, 2002 and 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as at June 30, 2003 and December 31, 2002 and the results of its operations and its cash flows for the six months ended June 30, 2003, and years ending December 31, 2002 and 2001 in accordance with Canadian generally accepted accounting principles.

/s/ Horwath Orenstein LLP

Chartered Accountants

Toronto, Canada

August 27, 2003

CONTOUR TELECOM INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Expressed in Canadian dollars)

	Note	June 30, 2003	December 31, 2002
		$	$

ASSETS

CURRENT
Cash		138,028	4,315,283
Accounts receivable		6,188,850	5,759,083
Unbilled revenue		745,632	1,543,753
Prepaid expenses and sundry		62,984	128,447
Inventory		45,888	42,498

		7,181,382	11,789,064

PROPERTY AND EQUIPMENT	3	323,106	557,834

		7,504,488	12,346,898

LIABILITIES

CURRENT
Accounts payable and accrued liabilities		4,175,744	6,379,932
Unearned revenue		1,220,463	1,336,791
Income taxes payable		44,391	46,523

		5,440,598	7,763,246

LOANS PAYABLE—PARENT COMPANY	4	7,590,746	9,635,838

		13,031,344	17,399,084

SHAREHOLDER’S DEFICIENCY

SHARE CAPITAL	5	26,897,393	26,897,393

ACCUMULATED DEFICIT		(32,424,249)	(31,949,579)

		(5,526,856)	(5,052,186)

		7,504,488	12,346,898

See the accompanying notes

CONTOUR TELECOM INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF DEFICIT

(Expressed in Canadian dollars)

	June 30, 2003	December 31, 2002	December 31, 2001
	(6 months)	(12 months)	(12 months)
	$	$	$

BALANCE, BEGINNING OF YEAR	31,949,579	15,953,866	8,441,613

Net loss	474,670	15,995,713	7,512,253

BALANCE, END OF YEAR	32,424,249	31,949,579	15,953,866

See the accompanying notes

CONTOUR TELECOM INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

(Expressed in Canadian dollars)

	Note	June 30, 2003	December 31, 2002	December 31, 2001
		(6 months)	(12 months)	(12 months)
		$	$	$
REVENUE		13,566,489	32,350,622	40,790,190

COST OF SALES		9,889,123	23,138,715	27,247,897

GROSS PROFIT		3,677,366	9,211,907	13,542,293

EXPENSES
Personnel		2,570,860	6,155,164	8,239,345
Selling, general and administrative		672,818	2,344,582	1,794,055
Occupancy		260,122	539,431	819,373
Computer supplies		37,608	25,500	46,002
Loss on disposal of property and equipment		816	35,091	11,908
Loss on settlement of lawsuit		—	350,000	—
Amortization of property and equipment		279,627	718,279	814,811
Amortization of intangible asset		—	—	932,071

		3,821,851	10,168,047	12,657,565

INCOME (LOSS) FROM OPERATIONS		(144,485)	(956,140)	884,728

Severance benefits		—	623,299	997,500
Interest on loans payable—parent company		377,109	760,073	760,073
Write-down of property and equipment		—	—	370,000
Loss on sale of assets		—	—	5,992,946
Write-down of intangible asset	9	—	13,666,436	—
Interest income		(47,729)	(141,024)	(186,463)

		329,380	14,908,784	7,934,056

LOSS BEFORE INCOME TAXES		473,865	15,864,924	7,049,328

Income tax provision		805	130,789	462,925

NET LOSS		474,670	15,995,713	7,512,253

See the accompanying notes

CONTOUR TELECOM INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Expressed in Canadian dollars)

	June 30, 2003	December 31, 2002	December 31, 2001
	(6 months)	(12 months)	(12 months)
	$	$	$
OPERATING ACTIVITIES
Net loss	(474,670)	(15,995,713)	(7,512,253)
Amortization of property and equipment	279,627	718,279	814,811
Loss on disposal of property and equipment	816	35,091	11,908
Write-down of property and equipment	—	—	370,000
Write-down of intangible asset	—	13,666,436	—
Amortization of intangible asset	—	—	932,071
Loss on sale of assets	—	—	5,992,946

	(194,227)	(1,575,907)	609,483
Net change in non-cash working capital items
Accounts receivable	(429,767)	1,987,695	3,132,779
Unbilled revenue	798,121	453,345	(976,216)
Prepaid expenses and sundry	65,463	(20,658)	230,999
Inventory	(3,390)	99,378	(44,327)
Accounts payable and accrued liabilities	(2,204,188)	(2,563,057)	(162,559)
Unearned revenue	(116,328)	245,119	(73,536)
Income taxes payable	(2,132)	(58,759)	(302,986)

	(2,086,448)	(1,432,844)	2,413,637

INVESTING ACTIVITIES
Additions to property and equipment	(70,100)	(401,243)	(572,455)
Proceeds on disposal of property and equipment	24,385	5,862	7,710
Proceeds on sale of call centre assets	—	—	2,492,529

	(45,715)	(395,381)	1,927,784

FINANCING ACTIVITIES
Repayments on loans payable—parent company	(2,045,092)	—	—

INCREASE (DECREASE) IN CASH	(4,177,255)	(1,828,225)	4,341,421

CASH, BEGINNING OF YEAR	4,315,283	6,143,508	1,802,087

CASH, END OF YEAR	138,028	4,315,283	6,143,508

CASH FLOWS SUPPLEMENTARY INFORMATION
Interest paid	377,109	939,645	924,482
Income taxes paid	30,804	235,547	1,148,454

See the accompanying notes

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

1. DESCRIPTION OF OPERATIONS

Basis of presentation

These consolidated financial statements include the assets, liabilities, revenues and expenses of Contour Telecom Inc. and its wholly-owned subsidiary, Argos Telecom Inc. (“Argos”). All significant inter-company transactions have been eliminated.

Contour Telecom Inc. is a provider of outsourced telecommunications management services. Argos Telecom Inc., the wholly-owned subsidiary, is a value added reseller of telecommunications services. These consolidated financial statements are presented in Canadian dollars.

Change of year end

The Company changed its fiscal year end from December 31 to June 30 effective June 30, 2003. Accordingly, these consolidated financial statements presented are for the six months ended June 30, 2003 and the comparative figures are for the twelve months ended December 31, 2002 and 2001.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements, which have been prepared in accordance with Canadian generally accepted accounting principles, reflect the accounting policies set out below.

Measurement uncertainty

The preparation of consolidated financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates. These estimates are reviewed periodically, and as adjustments became necessary they are reported in earnings in the period in which they become known.

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Revenue recognition

Service revenues are recorded as the related client telecommunications costs, less applicable supplier discounts, are incurred. Management fees are recorded on a monthly basis over the term of the management agreement.

Argos derives revenue from voice and data telecommunications services.

Revenues from voice services include billed minutes for long distance, toll-free and calling card services, monthly fees for local business line services and contract fees for extended area calling services.

Revenues from data services include recurring revenue for data network services, maintenance services and internet access as well as one-time revenues from the sale and installation of data equipment.

Revenue is recognized at the time the Company is billed by the respective service providers.

Cost of sales

Supplier services are recorded as the client telecommunications costs, less applicable supplier discounts, are incurred. Supplier service costs come directly from the telecommunications carriers and are recorded once billed.

Argos incurs costs from voice and data telecommunications services.

Data services costs combine the costs of network services provided by telecommunications carriers and the product costs of data equipment sales.

Voice service costs include billed minutes for long distance, toll-free and calling card services, monthly fees for local business line services and contract fees for extended area calling services.

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Inventory

Spare parts inventory is valued at the lower of cost and net realizable value with the cost being determined on a first-in, first-out basis.

Unbilled revenue

Unbilled revenue represents services performed that have not yet been invoiced.

Unearned revenue

Unearned revenue represents advances received and customer deposits for future services.

Property and equipment

Property and equipment are stated at the lower of acquisition cost and net recoverable amount. Property and equipment is amortized over their estimated useful lives at the following rates and methods:

Network equipment	-	4 years straight-line method

Computer software	-	3 years straight-line method

Furniture and fixtures	-	7 years straight-line method

Computer equipment	-	3 years straight-line method

Office equipment	-	3 years straight-line method

Telephone equipment	-	3 years straight-line method

Leasehold improvements	-	5 years straight-line method

Dialers	-	2 years straight-line method

For assets acquired or brought into use during the period, amortization is calculated from the month following that in which additions come into operation.

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Foreign currency translation

Monetary assets and liabilities are translated at the rates in effect at the balance sheet date; non-monetary assets and liabilities are translated at their historical exchange rate. Revenues and expenses are translated at the average exchange rate for the period. Exchange gains and losses are reflected in the statement of income.

Future income taxes

The Company follows the liability method of accounting for income taxes. Under this liability method of accounting for income taxes, future income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the tax rates and laws that will be in effect when the differences are expected to reverse. Future income tax assets are evaluated and if realization is not considered more likely than not, a valuation allowance is provided.

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

3. PROPERTY AND EQUIPMENT

	June 30, 2003
	Cost	Accumulated amortization	Net book value

	$	$	$

Network equipment	800,820	717,469	83,351
Computer software	534,555	462,749	71,806
Furniture and fixtures	393,419	327,738	65,681
Computer equipment	939,426	881,480	57,946
Office equipment	56,902	32,082	24,820
Telephone equipment	18,302	5,800	12,502
Leasehold improvements	141,844	134,844	7,000
Dialers	929,207	929,207	—

	3,814,475	3,491,369	323,106

	December 31, 2002
	Cost	Accumulated amortization	Net book value

	$	$

Network equipment	800,820	621,757	179,063
Computer software	494,404	395,147	99,257
Furniture and fixtures	393,419	315,042	78,377
Computer equipment	948,262	804,330	143,932
Office equipment	56,902	20,885	36,017
Telephone equipment	4,718	4,156	562
Leasehold improvements	141,844	123,297	18,547
Dialers	929,207	927,128	2,079

	3,769,576	3,211,742	557,834

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

	June 30, 2003	December 31, 2002
4. LOANS PAYABLE—PARENT COMPANY
	$	$
Loan bearing interest @7.151% per annum, interest only payments, maturing September 23, 2004, unsecured	7,590,746	7,592,254
Loan bearing interest @10.626% per annum, interest only payments, maturing September 23, 2004, unsecured, paid off during the period	—	2,043,584

	7,590,746	9,635,838

5. SHARE CAPITAL
	$	$
Authorized
Unlimited, common voting shares
Issued
7,504,745 common voting shares	26,897,393	26,897,393

6. COMMITMENTS

(a)	The Company has entered into an operating lease for the use of office premises. Expected future minimum lease payments, exclusive of certain incremental occupancy and operating costs and sales taxes are as follows:

$

2004	120,331
2005	17,100
2006	14,250

151,681

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

6. COMMITMENTS (cont’d)

(b)	Under the terms of an agreement with one of its long distance providers, the Company is committed to purchasing a minimum amount of long distance for their customers use. The minimum amount of customer use is $2,100,000 for the year ended June 2004 and $2,450,000 for the year ended June 2005.

7. SALES TO MAJOR CUSTOMERS

Two customers comprised approximately 13% of total revenue for the period ended June 30, 2003 (December 31, 2002—12%; December 31, 2001—14%).

8. CONTINGENCIES

Various lawsuits and claims are pending against the Company and estimated provisions have been included in current liabilities where appropriate. It is the opinion of management the final determination of these claims will not have a material adverse effect on the financial position or the results of the Company.

9. GOODWILL IMPAIRMENT

As part of the Company’s review of financial results during the year ended December 31, 2002, management evaluated the goodwill associated with the business for potential impairment. The conclusion of those evaluations was that the fair value associated with the business could no longer support the carrying value of the remaining goodwill. As a result, management recorded a goodwill impairment charge of $13,666,436.

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

10. FINANCIAL INSTRUMENTS

(a)	Accounts receivable and credit risk

The Company records its accounts receivable at cost less an allowance for doubtful accounts, while the Company provides services to many customers, two customers who are major international corporations represents 11% (2002—15%) of the year end balance of accounts receivable.

(b)	Fair value of financial instruments

The Company’s financial instruments consist of cash, accounts receivable, unbilled revenue, accounts payable and accrued liabilities, and unearned revenue. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or currency risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values due to their short-term maturity.

11. INCOME TAXES

The Company has incurred losses of $7,632,309 (2002—$7,424,834) for tax purposes which are available to reduce future taxable income. Such benefits will be recorded as an adjustment to the tax provision in the year realized. The losses will expire as follows:

	June 30, 2003	December 31, 2002
	$	$
2007	3,523,699	3,523,699
2008	1,587,155	1,587,155
2009	2,313,980	2,313,980
2010	207,475	—

	7,632,309	7,424,834

CONTOUR TELECOM INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2003

(Expressed in Canadian dollars)

11. INCOME TAXES (cont’d)

Potential benefits resulting from the application of these losses have been recognized in the Company’s accounts as follows:

	June 30, 2003	December 31, 2002
	$	$
Total gross future tax assets from loss carryforward	2,747,631	2,672,940
Tax value of assets in excess of accounting base	1,427,121	1,483,077

Subtotal	4,174,752	4,156,017

Less valuation allowance	(4,174,752)	(4,156,017)

Net future tax asset (liability)	—	—

The net future tax asset has been reduced by a valuation allowance to the extent that the assets will not be realized.

12. RELATED PARTY TRANSACTIONS

The Company made purchases of telecommunications services of $4,354,688 (2002—$11,728,865; 2001—$10,725,821) from its parent company. The transactions are measured at their exchange amount, which approximates fair value.

13. SUBSEQUENT EVENT

In conjunction with a change in ownership on July 2, 2003, management began implementing its plan to restructure operations. The estimated costs of this restructuring plan total approximately $1.5 million is a result of the reduction of workforce and consolidation of operations and locations.

YAK COMMUNICATIONS (USA), INC.

UNAUDITED CONDENSED PRO FORMA FINANCIAL

STATEMENTS

On July 2, 2003, our subsidiary, Yak Canada, acquired all of the outstanding shares of Contour Telecom Inc., which includes its wholly-owned subsidiary, Argos Telecom Inc. (“Contour”). The unaudited condensed combined financial statements are based upon the most recent unaudited consolidated financial statements of Yak Communications (USA), Inc. (“Yak”) as at March 31, 2003, and for the nine month period then ended (most recent financial statements available) and unaudited consolidated financial statements of Contour Telecom Inc. as at June 30, 2003, and for the year then ended.

The unaudited pro forma financial information should be read in conjunction with the notes accompanying such pro forma financial statements and with:

(a)	the historical consolidated financial statements and related notes of Contour Telecom Inc. as presented in this Form 8-K/A; and

(b)	the historical unaudited consolidated financial statements and related notes of Yak Communications (USA), Inc. reported in its Form 10-QSB for the nine months ended March 31, 2003.

The unaudited pro forma condensed combined financial statements does not purport to be indicative of the operating results or the financial position that would have actually occurred if the acquisition had been in effect at the beginning of the period indicated, nor are they necessarily indicative of future operating results or financial position of the combined companies. The pro forma adjustments are based on the information currently available. The unaudited pro forma condensed combined financial statements do not give effect to any cost savings or synergies that may result from the integration of the operations of Yak and Contour. No assurances can be given with respect to the ultimate level of revenues or cost savings.

YAK COMMUNICATIONS (USA) INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(expressed in United States Dollars)

	Yak as at March 31, 2003	Contour as at June 30, 2003			Pro Forma adjustments	Combined
ASSETS
Current	$11,516,996	$5,314,223	c	)	(5,572,710)	$11,258,509
Property and Equipment	3,354,970	239,098				3,594,068
Long term investments	617,700	—				617,700
Deposits	65,877	—				65,877
Future tax asset	—	—	a	)	3,404,000	3,404,000
Goodwill	—	—	a	)	1,900,366	1,900,366

	$15,555,543	$5,553,321				$20,840,520

LIABILITIES
Current	$10,878,886	$4,026,042	c	)	1,258,935	$16,163,863
Long term debt	1,116,051	—				1,116,051
Loans payable—Parent Company	—	5,617,152	b	)	(5,617,152)	—
Deferred income taxes	293,558					293,558

	12,288,495	9,643,194				17,573,472

SHAREHOLDER’S EQUITY	3,267,048	(4,089,873)			4,089,873	3,267,048

	$15,555,543	$5,553,321				$20,840,520

See accompanying notes to unaudited pro forma condensed combined financial statements.

YAK COMMUNICATIONS (USA) INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

(expressed in United States Dollars)

	Yak for 9 months ended March 31, 2003	Contour for 12 months ended June 30, 2003	Pro Forma adjustments	Combined
REVENUE	$28,068,189	$21,266,155		$49,334,344
COST OF REVENUE	17,671,907	15,655,072		33,326,979

GROSS MARGIN	10,396,282	5,611,083		16,007,365

EXPENSES
Selling, general and administrative	5,921,184	4,994,741		10,915,925
Depreciation and amortization	524,726	516,612		1,041,338
Interest on long term debt	11,365	459,844		471,209
Unusual items		426,182		426,182

	6,457,275	6,397,379		12,854,654

INCOME BEFORE INCOME TAX	3,939,007	(786,296)		3,152,711
Provision for income tax	1,494,716	130,574		1,625,290

NET INCOME	$2,444,291	$(916,870)		$1,527,421

BASIC EARNINGS PER SHARE	$0.51	—		$0.32
FULLY DILUTED EARNINGS PER SHARE	$0.40	—		$0.25

See accompanying notes to unaudited pro forma condensed combined financial statements.

YAK COMMUNICATIONS (USA) INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(expressed in United States Dollars)

a)	The proforma adjustments reflect the acquisition of Contour by Yak under the purchase method of accounting. This purchase has been allocated as follows:

Current assets	$5,314,223
Property and equipment	239,098
Future tax asset	3,404,000
Goodwill	1,900,366
Current liabilities	(4,026,042)

Total purchase price	$6,831,645

b)	Reflects elimination of the Loans payable—Parent Company which was purchased by Yak.

c)	Reflects the cash payment of the $5,572,710 at closing.

EXHIBIT INDEX

Exhibit	Description of Document

23.1	Consent of Horwath Orenstein LLP.